SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2005


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


         Not Applicable            333-113140                  85-0098966
  State or Other Jurisdiction     (Commission                (IRS Employer
        of Incorporation)         File Number)             Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                        (Registrant's Telephone Number)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) Effective February 7, 2005, Ferris Palmer resigned as a member of the Management Board of the Registrant.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 2005             Inn of the Mountain Gods Resort and Casino




                                      /s/ Richard W. Williams
                                      ------------------------------------------
                                      By: Richard W. Williams
                                          Its: Chief Financial Officer